Exhibit 10.3(b)

FIRST AMENDMENT TO LEASE

TCLW/Fullerton, a general partnership (Lessor) and Nelco Products, Inc., a Delaware Corporation (Lessee) agree as follows:

1. **Recitals:**

This Agreement is based on the following agreed facts:

The parties executed a lease dated August 16, 2003 covering certain property commonly known as 1411 E. Orangethorpe Avenue, Fullerton, California (The Lease). The term of the current Lease expires September 30, 2015. This amendment shall extend the lease term for an additional 60 months with (2) 60 month options to renew.

2. **Amendment:**

The Lease is hereby amended as follows:

1.3 **Term:**

The term of the Lease is extended for sixty (60) months commencing October 1, 2015 and ending September 30, 2020.

1.5 **Base Rent:**

The monthly Base Rent shall be as follows:

October 1, 2015 – September 30, 2016	$58,821.00 per month
October 1, 2016 – September 30, 2017	$60,585.63 per month
October 1, 2017 – September 30, 2018	$62,403.20 per month
October 1, 2018 – September 30, 2019	$64,275.29 per month
October 1, 2019 – September 30, 2020	$66,203.51 per month

52. **Option to Extend:**

The attached Option to Extend Standard Lease Addendum is made part of the lease hereto. Any previous options to extend the lease term are hereby superseded.

3. **Security Deposit:**

The security deposit shall remain at Thirty Three Thousand Six Hundred Fifty Five and Eighty Five Cents ($33,655.85).

4. **Ratification:**

Except as hereby modified, the provisions of the Lease are ratified and confirmed.

5. **Counterparts:**

The Amendment may be executed in counterparts.

Lessor:
TCLW Fullerton, a general partnership

By: [signature]

Its: Manager

Date: 5-5-15

Lessee:
Nelco Products, Inc., a Delaware Corporation

By: [signature]

Its: President

Date: 5-1-15